                                 United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR
                         Certified Shareholder Report of
                 Registered Management Investment Companies

                                    811-7129

                      (Investment Company Act File Number)

                   Federated Managed Allocation Portfolios
       ---------------------------------------------------------------

             (Exact Name of Registrant as Specified in Charter)

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000

                                 (412) 288-1900
                         (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                            Federated Investors Tower
                               1001 Liberty Avenue
                       Pittsburgh, Pennsylvania 15222-3779
                   (Name and Address of Agent for Service)
              (Notices should be sent to the Agent for Service)

                       Date of Fiscal Year End: 11/30/2005

           Date of Reporting Period: Fiscal year ended 11/30/2005

Item 1.     Reports to Stockholders

Federated
World-Class Investment Manager

Federated Conservative Allocation Fund

A Portfolio of Federated Managed Allocation Portfolios

ANNUAL SHAREHOLDER REPORT

November 30, 2005

Institutional Shares
Select Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Federated Investors 50 Years of Growth & Innovation

Financial Highlights - Institutional Shares

(For a Share Outstanding Throughout Each Period

Year Ended November 30	2005	2004	2003	2002		2001
Net Asset Value, Beginning of Period	$10.91	$10.50	$9.70	$10.22		$11.19
Income From Investment Operations:
Net investment income	0.26	0.24	0.24 [1]	0.31	[2]	0.35
Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures contracts	0.14	0.48	0.81	(0.57	) [2]	(0.43)
TOTAL FROM INVESTMENT OPERATIONS	0.40	0.72	1.05	(0.26)		(0.08)
Less Distributions:
Distributions from net investment income	(0.27)	(0.31)	(0.25)	(0.26)		(0.37)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	--	--	--	--		(0.52)
TOTAL DISTRIBUTIONS	(0.27)	(0.31)	(0.25)	(0.26)		(0.89)
Net Asset Value, End of Period	$11.04	$10.91	$10.50	$9.70		$10.22
Total Return [3]	3.66%	7.00%	10.99%	(2.56)%		(0.75)%

Ratios to Average Net Assets:
Net expenses	1.04%	1.04%	1.23%	1.15%		1.13%
Net investment income	2.27%	2.18%	2.39%	3.01	% [2]	3.62%
Expense waiver/reimbursement [4]	0.41%	0.41%	0.21%	0.20%		0.20%
Supplemental Data:
Net assets, end of period (000 omitted)	$56,321	$67,497	$74,512	$76,842		$110,413
Portfolio turnover	10%	28%	103%	11%		20%

1 Based on average shares outstanding.

2 Effective December 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain (loss) per share by $0.02, and decrease the ratio of net investment income to average net assets from 3.12% to 3.01%. Per share, ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements.

Financial Highlights - Select Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2005	2004	2003	2002		2001
Net Asset Value, Beginning of Period	$10.90	$10.49	$9.69	$10.22		$11.17
Income From Investment Operations:
Net investment income	0.17	0.16	0.17 [1]	0.23	[2]	0.34
Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures contracts	0.15	0.49	0.81	(0.57	) [2]	(0.48)
TOTAL FROM INVESTMENT OPERATIONS	0.32	0.65	0.98	(0.34)		(0.14)
Less Distributions:
Distributions from net investment income	(0.19)	(0.24)	(0.18)	(0.19)		(0.29)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	--	--	--	--		(0.52)
TOTAL DISTRIBUTIONS	(0.19)	(0.24)	(0.18)	(0.19)		(0.81)
Net Asset Value, End of Period	$11.03	$10.90	$10.49	$9.69		$10.22
Total Return [3]	2.93%	6.26%	10.22%	(3.31)%		(1.33)%

Ratios to Average Net Assets:
Net expenses	1.74%	1.74%	1.93%	1.85%		1.83%
Net investment income	1.57%	1.48%	1.68%	2.31	% [2]	2.92%
Expense waiver/reimbursement [4]	0.48%	0.46%	0.26%	0.25%		0.25%
Supplemental Data:
Net assets, end of period (000 omitted)	$32,089	$37,939	$38,975	$38,481		$50,413
Portfolio turnover	10%	28%	103%	11%		20%

1 Based on average shares outstanding.

2 Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain (loss) per share by $0.02, and decrease the ratio of net investment income to average net assets from 2.42% to 2.31%. Per share, ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2005 to November 30, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 6/1/2005	Ending Account Value 11/30/2005	Expenses Paid During Period [1]
Actual:
Institutional Shares	$1,000	$1,018.30	$5.36
Select Shares	$1,000	$1,014.60	$8.74
Hypothetical (assuming a 5% return before expenses):
Institutional Shares	$1,000	$1,019.75	$5.37
Select Shares	$1,000	$1,016.39	$8.74

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Institutional Shares	1.06%
Select Shares	1.73%

Management's Discussion of fund performance

The Federated Conservative Allocation Fund's Institutional Shares and Select Shares had total returns of 3.66% and 2.93%, respectively, for the reporting period ended November 30, 2005. The Standard & Poor's 500 Index (S&P 500) 1 and the Lehman Brothers Aggregate Bond Index (LBAB) 2 had total returns of 8.44% and 2.40% respectively.

MARKETS

Stock prices fell during the first five months of the reporting period before rising during the summer months. The total return of the S&P 500 from December to April was (0.74)% and from May to July was 7.16%. Stock prices declined again in August and September before rising in the final two months of the reporting period with the S&P 500 returning (0.11)% from August to September and 2.05% from October to November. Foreign stock 3 returns, although reduced by currency losses, were significantly higher than U.S. stock returns. Total returns for the Morgan Stanley Capital International (MSCI) All Country World Ex. U.S. Index 4 was 16.05% in U.S. dollars and 27.78% in local currency.

1 S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indexes are unmanaged and investments cannot be made directly in an index.

2 Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Investments cannot be made directly in an index.

3 International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

4 MSCI-All Country World Ex. U.S. Index is an unmanaged index representing 48 developed and emerging markets around the world that collectively comprise virtually all of the foreign equity stock markets. Investments cannot be made directly in an index.

Short and intermediate maturity interest rates rose during the reporting period while long-term interest rates declined slightly. Between November 30, 2004 and November 30, 2005, the average yield to maturity of the LBAB increased from 4.50% to 5.20%. For the same period, average yield to maturity of the Lehman Brothers Treasury Intermediate Bond Index 5 increased from 3.55% to 4.55% and the average yield to maturity of the Lehman Brothers Treasury Long-Term Bond Index 6 decreased from 4.88% to 4.76%. Within the bond asset classes, emerging markets bonds and high yield bonds had the highest returns. Foreign developed market bond returns were decreased by currency losses.

FUND

The asset allocation of the fund is set relative to a neutral position of 40% in equities and 60% in fixed income. During the reporting period, the fund benefited from a larger than neutral allocation to stocks that was maintained for the entire period. The benefits from this larger allocation to stocks were greatest during stock market rally in May to July. The returns of the fund were reduced by this strategy during March and April when stock prices declined.

Within the equity portion, the fund maintained a larger than normal allocation to foreign stocks that increased returns. The returns of the stock portion of the fund were negatively affected by the performance, versus their benchmarks, of the two stock mutual funds owned by the fund, the Capital Appreciation Core Fund and the Federated International Capital Appreciation Fund. The returns of both funds were below the returns of their respective benchmarks, the S&P 500 and the MSCI All Country World Ex. U.S. Index.

Within the bond portion, the fund maintained a shorter duration 7 than the Lehman Aggregate, a lower relative allocation to intermediate maturity bonds and a higher relative allocation to high yield bonds and foreign bonds. Overall, the fund benefited from this strategy. Returns of the bond portion of the fund were positively affected by the performance, versus its benchmark, of the Federated Intermediate Corporate Bond Fund. 8

In addition, the total return of the fund's shares reflects the negative impact of actual cash flows, transaction costs and other expenses.

5 Lehman Brothers Treasury Intermediate Bond Index (U.S. Dollars) is an index composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities between one and 9.9 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

6 Lehman Brothers Treasury Long-Term Bond Index (U.S. Dollars) is an index composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

7 Duration is a measure of a security's price to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

8 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

GROWTH OF A $25,000 INVESTMENT -- INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,000 1 in Federated Conservative Allocation Fund (Institutional Shares) (the "Fund") from November 30, 1995 to November 30, 2005 compared to the Lehman Brothers Aggregate Bond Index (LBAB) 2 , the Standard and Poor's 500 Index (S&P 500) 2 and the 40% Standard and Poor's 500 Index /60% Lehman Brothers Aggregate Bond Index (40% S&P 500/60% LBAB) 2 ..

Average Annual Total Returns for the Period Ended 11/30/2005
1 Year	3.66%
5 Years	3.55%
10 Years	5.39%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $25,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBAB, S&P 500 and the 40% S&P 500/60% LBAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LBAB, S&P 500 and the 40% S&P 500/60% LBAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The 40% S&P 500/60% LBAB is a weighted index that combines components of the S&P 500 and the LBAB. Figures shown for the index assumes constant weighting of 40% S&P 500 and 60% LBAB throughout the period. The indexes are unmanaged and unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

GROWTH OF A $10,000 INVESTMENT -- SELECT SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Conservative Allocation Fund (Select Shares) (the "Fund") from November 30, 1995 to November 30, 2005 compared to the Lehman Brothers Aggregate Bond Index (LBAB) 2 , the Standard and Poor's 500 Index (S&P 500) 2 and the 40% Standard and Poor's 500 Index /60% Lehman Brothers Aggregate Bond Index (40% S&P 500/60% LBAB) 2 ..

Average Annual Total Returns for the Period Ended 11/30/2005
1 Year	2.93%
5 Years	2.84%
10 Years	4.67%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBAB, S&P 500 and the 40% S&P 500/60% LBAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LBAB, S&P 500 and the 40% S&P 500/60% LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The 40% S&P 500/60% LBAB is a weighted index that combines components of the S&P 500 and the LBAB. Figures shown for the index assumes constant weighting of 40% S&P 500 and 60% LBAB throughout the period. The indexes are unmanaged and unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At November 30, 2005, the Fund's portfolio composition 1 was as follows:

Asset Class	Percentage of Total Net Assets
Fixed Income Funds	53.2%
Equity Funds	46.3%
Cash Equivalents [2]	1.2%
Other Assets and Liabilities-Net [3]	(0.7)%
TOTAL	100.0%

1 See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests.

2 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

3 See Statement of Assets and Liabilities.

Portfolio of Investments

November 30, 2005

Shares or Principal Amount		Value
	MUTUAL FUNDS-99.5% [1]
3,022,777	Capital Appreciation Core Fund	$36,135,398
36,322	Emerging Markets Fixed Income Core Fund	656,742
1,185,205	Federated Intermediate Corporate Bond Fund, Class IS Shares	11,816,493
194,893	Federated International Bond Fund, Class A Shares	2,116,540
450,178	Federated International Capital Appreciation Fund, Class A Shares	4,753,883
1,405,337	Federated Mortgage Core Portfolio	13,870,674
447,947	Federated U.S. Government Bond Fund	5,066,275
976,245	Federated U.S. Government Securities Fund 2-5, Class IS Shares	10,689,887
422,826	High Yield Bond Portfolio	2,828,703
	TOTAL MUTUAL FUNDS (IDENTIFIED COST $83,303,573)	87,934,595
	REPURCHASE AGREEMENT--1.2%
$1,060,000	Interest in $3,275,000,000 joint repurchase agreement 4.04%, dated 11/30/2005 under which Bank of America N.A., will repurchase a U.S. Government Agency security with a maturity of 7/01/2035 for $3,275,367,528 on 12/1/2005. The market value of the underlying security at the end of the period was $3,340,500,000.	1,060,000
	TOTAL INVESTMENTS--100.7% (IDENTIFIED COST $84,363,573) [2]	88,994,595
	OTHER ASSETS AND LIABILITIES--NET--(0.7)%	(584,143)
	TOTAL NET ASSETS--100%	$88,410,452

1 Affiliated companies.

2 The cost of investments for federal tax purposes amounts to $84,612,169.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2005.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2005

Assets:
Total investments in securities, at value including $87,934,595 of investments in affiliated issuers (Note 5) (identified cost $84,363,573)		$88,994,595
Cash		2,030
Income receivable		182,759
Receivable for investments sold		2,055,000
Receivable for shares sold		26,650
TOTAL ASSETS		91,261,034
Liabilities:
Payable for investments purchased	$2,055,000
Payable for shares redeemed	702,190
Payable for distribution services fee (Note 5)	13,233
Payable for shareholder services fee (Note 5)	8,909
Accrued expenses	71,250
TOTAL LIABILITIES		2,850,582
Net assets for 8,013,381 shares outstanding		$88,410,452
Net Assets Consist of:
Paid-in capital		$85,452,908
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		4,631,027
Accumulated net realized loss on investments, foreign currency transactions and futures contracts		(2,008,686)
Undistributed net investment income		335,203
TOTAL NET ASSETS		$88,410,452
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
$56,321,016 ÷ 5,103,276 shares outstanding, no par value, unlimited shares authorized		$11.04
Select Shares:
$32,089,436 ÷ 2,910,105 shares outstanding, no par value, unlimited shares authorized		$11.03

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2005

Investment Income:
Dividends (including $2,304,811 received from affiliated issuers (Note 5))		$2,304,816
Interest		41,256
Investment income allocated from affiliated partnerships (Note 5)		882,532
TOTAL INCOME		3,228,604
Expenses:
Investment adviser fee (Note 5)	$731,737
Administrative personnel and services fee (Note 5)	190,000
Custodian fees	6,742
Transfer and dividend disbursing agent fees and expenses	97,734
Directors'/Trustees' fees	4,259
Auditing fees	28,489
Legal fees	7,116
Portfolio accounting fees	55,364
Distribution services fee--Select Shares (Note 5)	262,521
Shareholder services fee--Institutional Shares (Note 5)	141,688
Shareholder services fee--Select Shares (Note 5)	86,823
Share registration costs	30,396
Printing and postage	7,831
Insurance premiums	9,376
Miscellaneous	3,208
EXPENSES BEFORE ALLOCATION	1,663,284
Expenses allocated from partnerships	20,913
TOTAL EXPENSES	$1,684,197

Statement of Operations - continued

Year Ended November 30, 2005

Waivers and Reimbursement (Note 5):
Reimbursement of investment adviser fee	$(172,568)
Waiver of administrative personnel and services fee	(34,024)
Waiver of distribution services fee--Select Shares	(87,507)
Waiver of shareholder services fee--Institutional Shares	(110,458)
Reimbursement of other operating expenses	(22,667)
TOTAL WAIVERS AND REIMBURSEMENT		$(427,224)
Net expenses			$1,256,973
Net investment income			1,971,631
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (including realized gain of $1,446,829 on sales on investments in affiliated issuers)			(144,662)
Net realized gain allocated from partnerships			1,332,416
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			105,193
Net realized and unrealized gain on investments and foreign currency transactions			1,292,947
Change in net assets resulting from operations			$3,264,578

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,971,631	$2,132,329
Net realized gain on investments including allocations from partnerships, foreign currency transactions and futures contracts	1,187,754	959,842
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	105,193	3,864,966
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	3,264,578	6,957,137
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(1,549,725)	(2,113,046)
Select Shares	(614,147)	(882,121)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(2,163,872)	(2,995,167)
Share Transactions:
Proceeds from sale of shares	15,707,621	22,506,202
Net asset value of shares issued to shareholders in payment of distributions declared	1,787,647	2,405,588
Cost of shares redeemed	(35,621,184)	(36,924,994)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(18,125,916)	(12,013,204)
Change in net assets	(17,025,210)	(8,051,234)
Net Assets:
Beginning of period	105,435,662	113,486,896
End of period (including undistributed net investment income of $335,203 and $527,666, respectively)	$88,410,452	$105,435,662

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2005

1. ORGANIZATION

Federated Managed Allocation Portfolios (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Federated Conservative Allocation Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Institutional Shares and Select Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek total return with an emphasis on income and capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Domestic and foreign equity securities are valued at the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect at 4:00 p.m., Eastern Time, on the day the value of the foreign security is determined. The Fund generally values fixed income and short-term securities according to prices furnished by an independent pricing service, except that securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available or whose values have been affected by a significant event occurring between the close of their primary markets and the closing of the NYSE are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund may also invest in the following open-end management companies (Fund Investments), registered under the Act which are managed by Federated Equity Management Company of Pennsylvania or its affiliates.

Fund	Investment Objective
Federated Intermediate Corporate Bond Fund, IS Shares (Intermediate Corporate Bond)	To provide current income.
Federated International Bond Fund, Class A Shares (International Bond)	To obtain total return.
Federated International Capital Appreciation Fund, Class A Shares (International Capital Appreciation)	To provide long-term growth of capital.
Federated Mortgage Core Portfolio (Mortgage Core)	To provide total return.
Federated U.S. Government Securities Fund 2-5 Years, IS Shares (Gov 2-5)	To provide current income.
Federated U.S. Government Bond Fund (Government Bond)	To pursue total return.
High Yield Bond Portfolio (HYCORE)	To seek high current income.

Income distributions from Intermediate Corporate Bond, Mortgage Core, Gov 2-5, Government Bond and HYCORE are declared daily and paid monthly. Income distributions from International Bond and International Capital Appreciation are declared and paid annually. All income distributions are recorded by the Fund as dividend income. Capital gain distributions of the Fund Investments, if any, are declared and paid annually, and are recorded by the Fund as capital gains received. The performance of the Fund is directly affected by the performance of the Fund Investments. A copy of each Fund Investment's financial statements is available on the EDGAR Database on the SEC's website www.sec.gov, at the Commission's public reference room in Washington, DC or upon request from the Fund by calling 1-800-341-7400.

Pursuant to a separate Exemptive Order issued by the SEC, the Fund may invest in the following portfolios (Portfolios) of Core Trust II, a limited partnership registered under the Act which is managed by Federated Investment Counseling, an affiliate of the Adviser:

Fund	Investment Objective
Capital Appreciation Core Fund (Capital Core)	To provide capital appreciation.
Emerging Markets Fixed Income Core Fund (EMCORE)	To achieve total return and secondarily high current income.

The Fund records daily its proportionate share of income, expenses, unrealized gains and losses and realized gains and losses from the Portfolios. The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio's financial statements is available on the EDGAR Database on the SEC's website, at the Commission's public reference room in Washington DC or upon request from the Fund by calling 1-800-341-7400.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of the collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund may purchase stock (bond) index futures contracts to manage cashflows, enhance yield, manage duration and to potentially reduce transaction costs. Upon entering into a stock (bond) index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended November 30, 2005, the Fund had no net realized gains or losses on futures contracts.

Futures contracts outstanding at period end, if any, are listed after the Fund's portfolio of investments.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At November 30, 2005, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended November 30	2005		2004
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,189,676	$13,044,199	1,390,977	$14,869,173
Shares issued to shareholders in payment of distributions declared	112,751	1,239,172	153,646	1,621,347
Shares redeemed	(2,384,608)	(26,161,585)	(2,453,781)	(26,127,201)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(1,082,181)	$(11,878,214)	(909,158)	$(9,636,681)

Year Ended November 30	2005		2004
Select Shares:	Shares	Amount	Shares	Amount
Shares sold	242,640	$2,663,422	708,515	$7,637,029
Shares issued to shareholders in payment of distributions declared	49,878	548,475	74,343	784,241
Shares redeemed	(862,411)	(9,459,599)	(1,017,174)	(10,797,793)
NET CHANGE RESULTING FROM SELECT SHARE TRANSACTIONS	(569,893)	$(6,247,702)	(234,316)	$(2,376,523)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,652,074)	$(18,125,916)	(1,143,474)	$(12,013,204)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, discount accretion/premium amortization on debt securities, and tax-allocated income from partnerships.

For the year ended November 30, 2005, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(208,545)	$(222)	$208,767

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2005 and 2004, was as follows:

	2005	2004
Ordinary income [1]	$2,163,872	$2,995,167

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of November 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 335,203
Net unrealized appreciation	$ 4,382,431
Capital loss carryforward	$(1,760,090)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is due in part to differing treatments for the tax deferral of losses on wash sales and discount accretion/premium amortization on debt securities.

At November 30, 2005, the cost of investments for federal tax purposes was $84,612,169. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates was $4,382,426. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $5,194,614 and net unrealized depreciation from investments for those securities having an excess of cost over value of $812,188.

At November 30, 2005, the Fund had a capital loss carryforward of $(1,760,090) which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2010.

The Fund used capital loss carryforwards of $(1,420,581) to offset taxable capital gains realized during the year ended November 30, 2005.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania, the Fund's investment adviser (the "Adviser") receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive/reimburse any portion of its fee. The Adviser can modify or terminate this voluntary waiver/reimbursement at any time at its sole discretion. For the year ended November 30, 2005, the Adviser voluntarily reimbursed $172,568 of its fee.

Certain of the Fund's assets are managed by Federated Investment Management Company (the "Sub-Adviser"). Under the terms of a sub-adviser agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended November 30, 2005, the Sub-Adviser earned a sub-adviser fee of $123,749.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Fund
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2005, the net fee paid to FAS was 0.160% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Select Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to 0.75% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2005, FSC voluntarily waived $87,507 of its fee. Rather than paying financial intermediares directly, the Fund may pay fees to FSC and FSC will use the fees to compensate financial intermediares. For the year ended November 30, 2005, FSC retained $2,562 of fees paid by the Fund.

The Fund may invest in other funds distributed by FSC under the Plan. FSC has agreed to reimburse the Fund for certain distribution fees received by FSC as a result of these transactions. For the year ended November 30, 2005, FSC voluntarily reimbursed $2,016 of its fee.

Shareholder Services Fee

The Fund may pay fees (Services Fees) up to 0.25% of average daily net assets of the Fund's Institutional Shares and Select Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended November 30, 2005, FSSC voluntarily waived $110,458 of its fee. For the year ended November 30, 2005, FSSC did not retain any fees paid by the Fund.

The Fund may invest in other funds serviced by FSSC under this Agreement. FSSC has agreed to reimburse the Fund for certain shareholder services fees received by FSSC as a result of these transactions. For the year ended November 30, 2005, FSSC voluntarily reimbursed $20,650 of its fee.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other mutual funds. Transactions with affiliated companies during the year ended November 30, 2005 are as follows:

Affiliates	Purchase Cost	Sales Proceeds	Dividend Income	Value
Capital Appreciation Core Fund	$ 0	$ 12,150,000	$ 784,532	$36,135,398
Emerging Markets Fixed Income Core Fund	216,000	1,474,000	98,000	656,742
Federated Intermediate Corporate Bond Fund	1,623,000	6,285,000	329,722	11,816,493
Federated International Bond Fund	870,000	27,000	99,287	2,116,540
Federated International Capital Appreciation Fund	0	3,100,000	0	4,753,883
Federated Mortgage Core Portfolio	2,392,000	1,195,000	773,178	13,870,674
Federated U.S. Government Bond Fund	1,038,000	511,000	212,061	5,066,275
Federated U.S. Government Securities Fund 2-5	2,891,000	577,000	289,730	10,689,887
High Yield Bond Portfolio	410,000	1,871,000	600,833	2,828,703
TOTAL OF AFFILIATED TRANSACTIONS	$9,440,000	$27,190,000	$3,187,343	$87,934,595

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations for the year ended November 30, 2005 were as follows:

Purchases	$9,444,158
Sales	$27,194,195

7. CONCENTRATION OF CREDIT RISK

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of the portfolios securities.

8. LEGAL PROCEEDINGS

Beginning in October, 2003 Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefits of fund shareholders additional, disgorgement and civil money penalty in the aggregate amount of additional $72 million .. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended November 30, 2005, 37.9% of total income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2005, 40.2% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MANAGED ALLOCATION PORTFOLIOS AND THE SHAREHOLDERS OF FEDERATED CONSERVATIVE ALLOCATION FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Conservative Allocation Fund (the "Fund"), a portfolio of Federated Managed Allocation Portfolios, as of November 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Conservative Allocation Fund as of November 30, 2005, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche Llp

Boston, Massachusetts
January 23, 2006

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised four portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Funds' Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: November 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Chairman and Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2000	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; (Investment advisory subsidiary of Federated) and Passport Research II, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: November 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: November 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: January 2000	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1993	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: November 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: November 1993	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

OFFICERS

Name Birth Date Positions Held with Trust Date Began Serving	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative ServicesFinancial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.; Senior Vice President and Controller of Federated Investors, Inc.

Previous Positions : Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Anderson & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1993	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Passport Research II, Ltd.

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd.; Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

John W. Harris Birth Date: June 6, 1954 VICE PRESIDENT Began serving: November 1999	John W. Harris has been the Fund's Portfolio Manager since November 1998. He is Vice President of the Trust. Mr. Harris initially joined Federated in 1987 as an Investment Analyst. He served as an Investment Analyst and an Assistant Vice President from 1990 through 1992 and as a Senior Investment Analyst and Vice President through May 1993. After leaving the money management field to travel extensively, he rejoined Federated in 1997 as a Senior Investment Analyst and became a Portfolio Manager and an Assistant Vice President of the Fund's Adviser in December 1998. In January 2000, Mr. Harris became a Vice President of the Fund's Adviser. Mr. Harris is a Chartered Financial Analyst. He received his M.B.A. from the University of Pittsburgh.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract and subadvisory contracts. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's and subadviser's management philosophy, personnel, processes, and investment and operating strategies; long term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charge.

In its decision to appoint or renew an Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser and subadviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. For the past year, the Board concluded that the nature, quality and scope of services provided the fund by the Adviser and its affiliates was satisfactory.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract. For the periods ending December 31, 2004, the Fund's performance for the three year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund. During the year ending December 31, 2004, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the costs incurred and the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. In addition, the availability of the exchange privilege among funds in the Federated family makes consideration of the overall cost and profitability of Federated more relevant than that of individual funds. Based upon this review, the Board is satisfied that the costs incurred in, as well as the profitability realized from, managing the Fund and the other Federated Funds are appropriate. Although the Board is always interested in discovering any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies On Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated Investors website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Conservative Allocation Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314212408
Cusip 314212309

G00872-01 (1/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Growth Allocation Fund

A Portfolio of Federated Managed Allocation Portfolios

ANNUAL SHAREHOLDER REPORT

November 30, 2005

Institutional Shares
Select Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Federated Investors 50 Years of Growth & Innovation

Financial Highlights - Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2005	2004		2003	2002		2001
Net Asset Value, Beginning of Period	$12.29	$11.30		$9.93	$11.39		$13.42
Income From Investment Operations:
Net investment income	0.09 [1]	0.10	[1]	0.08 [1]	0.12	[2]	0.18
Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures contracts	0.60	0.93		1.36	(1.47	) [2]	(1.39)
TOTAL FROM INVESTMENT OPERATIONS	0.69	1.03		1.44	(1.35)		(1.21)
Less Distributions:
Distributions from net investment income	(0.12)	(0.04)		(0.07)	(0.11)		(0.18)
Distributions from paid-in capital [3]	--	--		--	--		(0.03)
Distributions from net realized gains on investments, foreign currency transactions and futures contracts	--	--		--	--		(0.61)
TOTAL DISTRIBUTIONS	(0.12)	(0.04)		(0.07)	(0.11)		(0.82)
Net Asset Value, End of Period	$12.86	$12.29		$11.30	$9.93		$11.39
Total Return [4]	5.60%	9.11	% [5]	14.56%	(11.95)%		(9.55)%

Ratios to Average Net Assets:
Net expenses	1.27%	1.30%		1.41%	1.28	% [6]	1.27%
Net investment income	0.75%	0.78%		0.78%	0.98	% [2]	1.52%
Expense waiver/reimbursement [7]	0.38%	0.36%		0.22%	0.20%		0.20%
Supplemental Data:
Net assets, end of period (000 omitted)	$37,097	$43,261		$46,069	$48,840		$69,632
Portfolio turnover	5%	20%		145%	14%		43%

1 Based on average shares outstanding.

2 Effective December 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended November 30, 2002, this change had no effect on net investment income per share or net realized and unrealized gain (loss) on investments per share, but decreased the ratio of net investment income to average net assets from 1.01% to 0.98%. Per share, ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

3 Represents a return of capital for federal income tax purposes.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 During the year ended November 30, 2004, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on total returns. (See Notes to Financial Statements Note 5.)

6 The expense ratio is calculated without the reduction for fees paid indirectly for directed brokerage arrangements.

7 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Select Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2005	2004		2003	2002		2001
Net Asset Value, Beginning of Period	$12.22	$11.28		$9.92	$11.38		$13.40
Income From Investment Operations:
Net investment income (loss)	0.01 [1]	0.01	[1]	0.01 [1]	0.03	[2]	0.10
Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures contracts	0.58	0.93		1.36	(1.46	) [2]	(1.39)
TOTAL FROM INVESTMENT OPERATIONS	0.59	0.94		1.37	(1.43)		(1.29)
Less Distributions:
Distributions from net investment income	(0.04)	(0.00)		(0.01)	(0.03)		(0.10)
Distributions from paid-in capital [3]	--	--		--	--		(0.02)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	--	--		--	--		(0.61)
TOTAL DISTRIBUTIONS	(0.04)	(0.00)		(0.01)	(0.03)		(0.73)
Net Asset Value, End of Period	$12.77	$12.22		$11.28	$9.92		$11.38
Total Return [4]	4.82%	8.33	% [5]	13.81%	(12.60)%		(10.18)%

Ratios to Average Net Assets:
Net expenses	1.97%	2.00%		2.11%	1.98	% [6]	1.97%
Net investment income	0.06%	0.10%		0.08%	0.28	% [2]	0.82%
Expense waiver/reimbursement [7]	0.45%	0.41%		0.27%	0.25%		0.25%
Supplemental Data:
Net assets, end of period (000 omitted)	$35,183	$38,684		$38,481	$38,719		$59,463
Portfolio turnover	5%	20%		145%	14%		43%

1 Based on average shares outstanding.

2 Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended November 30, 2002, this change had no effect on net investment income per share or net realized and unrealized gain (loss) on investments per share, but decreased the ratio of net investment income to average net assets from 0.31% to 0.28%. Per share, ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

3 Represents a return of capital for federal income tax purposes.

4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

5 During the year ended November 30, 2004, the Fund was reimbursed by the Adviser, which had an impact of 0.09% on total returns. (See Notes to Financial Statements Note 5.)

6 The expense ratio is calculated without the reduction for fees paid indirectly for directed brokerage arrangements.

7 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2005 to November 30, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 6/1/2005	Ending Account Value 11/30/2005	Expenses Paid During Period [1]
Actual:
Institutional Shares	$1,000	$1,039.50	$6.80
Select Shares	$1,000	$1,035.70	$10.36
Hypothetical (assuming a 5% return before expenses):
Institutional Shares	$1,000	$1,018.40	$6.73
Select Shares	$1,000	$1,014.89	$10.25

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Institutional Shares	1.33%
Select Shares	2.03%

Management's Discussion of Fund Performance

The Federated Growth Allocation Fund's Institutional Shares and Select Shares had total returns of 5.60% and 4.82%, respectively, based on net value, for the reporting period ended November 30, 2005. The Standard & Poor's 500 Index (S&P 500) 1 and the Lehman Brothers Aggregate Bond Index (LBAB) 2 had total returns of 8.44% and 2.40%, respectively.

MARKETS

Stock prices fell during the first five months of the reporting period before rising during the summer months. The total return of the S&P 500 from December to April was (0.74)% and from May to July was 7.16%. Stock prices declined again in August and September before rising in the final two months of the reporting period with the S&P 500 returning (0.11)% from August to September and 2.05% from October to November. Foreign stock 3 returns, although reduced by currency losses, were significantly higher than U.S. stock returns. Total returns for the Morgan Stanley Capital International (MSCI) All Country World Ex. U.S. Index 4 was 16.05% in U.S. dollars and 27.78% in local currency.

1 S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indexes are unmanaged and investments cannot be made directly in an index.

2 Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Investments cannot be made directly in an index.

3 International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

4 MSCI-All Country World Ex. U.S .Index is an unmanaged index representing 48 developed and emerging markets around the world that collectively comprise virtually all of the foreign equity stock markets. Investments cannot be made directly in an index.

Short and intermediate maturity interest rates rose during the reporting period while long-term interest rates declined slightly. Between November 30, 2004 and November 30, 2005, the average yield to maturity of the LBAB increased from 4.50% to 5.20%. For the same period, average yield to maturity of the Lehman Brothers Treasury Intermediate Bond Index 5 increased from 3.55% to 4.55% and the average yield to maturity of the Lehman Brothers Treasury Long-Term Bond Index 6 decreased from 4.88% to 4.76%. Within the bond asset classes, emerging markets bonds and high-yield bonds had the highest returns. Foreign developed market bond returns were decreased by currency losses.

FUND

The asset allocation of the fund is set relative to a neutral position of 80% in equities and 20% in fixed income. During the reporting period, the fund benefited from a larger than neutral allocation to stocks that was maintained for the entire period. The benefits from this larger allocation to stocks were greatest during stock market rally in May to July. The returns of the fund were reduced by this strategy during March and April when stock prices declined.

Within the equity portion, the fund maintained a larger than normal allocation to foreign stocks that increased returns. The returns of the stock portion of the fund were negatively affected by the performance, versus their benchmarks, of the two stock mutual funds owned by the fund, the Capital Appreciation Core Fund and the Federated International Capital Appreciation Fund. The returns of both funds were below the returns of their respective benchmarks, the S&P 500 and the MSCI All Country World Ex. U.S. Index.

Within the bond portion, the fund maintained a shorter duration 7 than the Lehman Aggregate, a lower relative allocation to intermediate maturity bonds and a higher relative allocation to high yield bonds and foreign bonds. Overall, the fund benefited from this strategy. Returns of the bond portion of the fund were positively affected by the performance, versus its benchmark, of the Federated Intermediate Corporate Bond Fund. 8

In addition, the total return of the fund's shares reflects the negative impact of actual cash flows, transaction costs and other expenses.

5 Lehman Brothers Treasury Intermediate Bond Index (U.S. Dollars) is an index composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities between one and 9.9 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

6 Lehman Brothers Treasury Long-Term Bond Index (U.S. Dollars) is an index composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

7 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

8 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

GROWTH OF A $25,000 INVESTMENT -- INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,000 1 in Federated Growth Allocation Fund (Institutional Shares) (the "Fund") from November 30, 1995 to November 30, 2005 compared to the Lehman Brothers Aggregate Bond Index (LBAB), 2 the Standard and Poor's 500 Index (S&P 500) 2 and the 80% Standard and Poor's 500 Index /20% Lehman Brothers Aggregate Bond Index (80% S&P 500/20% LBAB) 2 ..

Average Annual Total Returns for the Period Ended 11/30/2005
1 Year	5.60%
5 Years	1.05%
10 Years	5.21%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $25,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBAB, S&P 500 and the 80% S&P 500/20% LBAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LBAB, S&P 500 and the 80% S&P 500/20% LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The 80% S&P 500/20% LBAB is a weighted index that combines components of the S&P 500 and the LBAB. Figures shown for the index assumes constant weighting of 80% S&P 500 and 20% LBAB throughout the period. The indexes are unmanaged and unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

GROWTH OF A $10,000 INVESTMENT -- SELECT SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Growth Allocation Fund (Select Shares) (the "Fund") from November 30, 1995 to November 30, 2005 compared to the Lehman Brothers Aggregate Bond Index (LBAB), 2 the Standard & Poor's 500 Index (S&P 500) 2 and the 80% Standard & Poor's 500 Index /20% Lehman Brothers Aggregate Bond Index (80% S&P 500/20% LBAB) 2 ..

Average Annual Total Returns for the Period Ended 11/30/2005
1 Year	4.82%
5 Years	0.31%
10 Years	4.46%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBAB, S&P 500 and the 80% S&P 500/20% LBAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LBAB, S&P 500 and the 80% S&P 500/20% LBAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The 80% S&P 500/20% LBAB is a weighted index that combines components of the S&P 500 and the LBAB. Figures shown for the index assumes constant weighting of 80% S&P 500 and 20% LBAB throughout the period. The indexes are unmanaged and unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At November 30, 2005, the Fund's portfolio composition 1 was as follows:

Sector	Percentage of Total Net Assets
Equity Funds	86.4%
Fixed Income Funds	12.6%
Other Securities [2]	0.0%
Cash Equivalents [3]	1.6%
Other Assets and Liabilities--Net [4]	(0.6)%
TOTAL	100.0%

1 See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests.

2 Other Securities include common stock. Represents less than 0.01%.

3 Cash Equivalents include any investments in money market mutual funds and /or overnight repurchase agreements.

4 See Statement of Assets and Liabilities.

Portfolio of Investments

November 30, 2005

Shares or Principal Amount			Value
		COMMON STOCK--0.0%
50	[1]	Hanover Compressor Co. (IDENTIFIED COST $677)	$676
		MUTUAL FUNDS--99.0% [2]
4,627,185		Capital Appreciation Core Fund	55,315,076
7,007		Emerging Markets Fixed Income Core Fund	126,696
228,629		Federated Intermediate Corporate Bond Fund, Class IS Shares	2,279,436
37,569		Federated International Bond Fund, Class A Shares	408,001
678,423		Federated International Capital Appreciation Fund, Class A Shares	7,164,145
270,847		Federated Mortgage Core Portfolio	2,673,266
86,400		Federated U.S. Government Bond Fund	977,180
188,031		Federated U.S. Government Securities Fund 2-5, Class IS Shares	2,058,936
81,494		High Yield Bond Portfolio	545,193
		TOTAL MUTUAL FUNDS (IDENTIFIED COST $64,111,200)	71,547,929
		REPURCHASE AGREEMENT--1.6%
$1,168,000		Interest in $3,275,000,000 joint repurchase agreement 4.04%, dated 11/30/2005 under which Bank of America N.A., will repurchase a U.S. Government Agency security with a maturity of 7/1/2035 for $3,275,367,528 on 12/1/2005. The market value of the underlying security at the end of the period was $3,340,500,000 (AT AMORTIZED COST)	1,168,000
		TOTAL INVESTMENTS--100.6% (IDENTIFIED COST $65,279,877) [3]	72,716,605
		OTHER ASSETS AND LIABILITIES - NET--(0.6)%	(436,715)
		TOTAL NET ASSETS--100%	$72,279,890

1 Non-income producing security.

2 Affiliated companies.

3 The cost of investments for federal tax purposes amounts to $65,314,486.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2005.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2005

Assets:
Total investments in securities, at value including $71,547,929 of investments in affiliated issuers (Note 5) (identified cost $65,279,877)		$72,716,605
Cash		5,824
Income receivable		35,447
Receivable for shares sold		9,959
Receivable for investments sold		396,000
TOTAL ASSETS		73,163,835
Liabilities:
Payable for investments purchased	$398,000
Payable for shares redeemed	350,250
Payable for transfer and dividend disbursing agent fees and expenses	56,517
Payable for portfolio accounting fees	4,989
Payable for distribution services fee (Note 5)	14,524
Payable for shareholder services fee (Note 5)	8,772
Payable for printing and postage	2,045
Payable for insurance premiums	8,476
Accrued expenses	40,372
TOTAL LIABILITIES		883,945
Net assets for 5,638,473 shares outstanding		$72,279,890
Net Assets Consist of:
Paid-in capital		$75,068,785
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		7,436,765
Accumulated net realized loss on investments, foreign currency transactions, and futures contracts		(10,338,633)
Undistributed net investment income		112,973
TOTAL NET ASSETS		$72,279,890
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
$37,097,142 ÷ 2,884,129 shares outstanding, no par value, unlimited shares authorized		$12.86
Select Shares:
$35,182,748 ÷ 2,754,344 shares outstanding, no par value, unlimited shares authorized		$12.77

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2005

Investment Income:
Dividends (including $325,174 received from affiliated issuers (Note 5))			$325,181
Interest			76,548
Investment income allocated from affiliated partnerships (Note 5)			1,172,879
TOTAL INCOME			1,574,608
Expenses:
Investment adviser fee (Note 5)		$582,608
Administrative personnel and services fee (Note 5)		190,000
Custodian fees		5,994
Transfer and dividend disbursing agent fees and expenses		130,883
Directors'/Trustees' fees		4,980
Auditing fees		39,788
Legal fees		7,108
Portfolio accounting fees		55,948
Distribution services fee--Select Shares (Note 5)		276,702
Shareholder services fee--Institutional Shares (Note 5)		93,615
Shareholder services fee--Select Shares (Note 5)		92,046
Share registration costs		30,586
Printing and postage		16,235
Insurance premiums		9,204
EXPENSES BEFORE ALLOCATION		1,535,697
Expenses allocated from partnerships		29,861
TOTAL EXPENSES		1,565,558
Waivers and Reimbursements (Note 5):
Reimbursement of investment adviser fee	$(97,886)
Waiver of administrative personnel and services fee	(34,223)
Waiver of distribution services fee--Select Shares	(92,234)
Waiver of shareholder services fee--Institutional Shares	(73,222)
Reimbursement of other operating expenses	(20,116)
TOTAL WAIVERS AND REIMBURSEMENTS		(317,681)
Net expenses			1,247,877
Net investment income			326,731
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (including realized gain of $2,099,272 on sales of investments in affiliated issuers)			521,282
Net realized gain allocated from partnerships			1,906,678
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			1,133,880
Net realized and unrealized gain on investments and foreign currency transactions			3,561,840
Change in net assets resulting from operations			$3,888,571

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$326,731	$393,003
Net realized gain on investments including allocations from partnerships, foreign currency transactions, and futures contracts	2,427,960	1,613,386
Net increase due to reimbursement from Adviser (Note 5)	--	44,107
Net change in unrealized appreciation of investments, translation of assets and liabilities in foreign currency and futures contracts	1,133,880	5,020,986
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	3,888,571	7,071,482
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(386,714)	(144,650)
Select Shares	(119,350)	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(506,064)	(144,650)
Share Transactions:
Proceeds from sale of shares	12,325,582	19,728,036
Net asset value of shares issued to shareholders in payment of distributions declared	454,294	126,745
Cost of shares redeemed	(25,828,314)	(29,385,651)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(13,048,438)	(9,530,870)
Change in net assets	(9,665,931)	(2,604,038)
Net Assets:
Beginning of period	81,945,821	84,549,859
End of period (including undistributed net investment income of $112,973 and $292,577, respectively)	$72,279,890	$81,945,821

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2005

1. ORGANIZATION

Federated Managed Allocation Portfolios (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Federated Growth Allocation Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Institutional Shares and Select Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Domestic and foreign equity securities are valued at the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect at 4:00 p.m., Eastern Time, on the day the value of the foreign security is determined. The Fund generally values fixed income and short-term securities according to prices furnished by an independent pricing service, except that securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available or whose values have been affected by a significant event occurring between the close of their primary markets and the closing of the NYSE are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund may also invest in the following open-end management companies (Fund Investments), registered under the Act which are managed by Federated Equity Management Company of Pennsylvania or its affiliates.

Fund	Investment Objective
Federated Intermediate Corporate Bond Fund, IS Shares (Intermediate Corporate Bond)	To provide current income.
Federated International Bond Fund, Class A Shares (International Bond)	To obtain total return.
Federated International Capital Appreciation Fund, Class A Shares (International Capital Appreciation)	To provide long-term growth of capital.
Federated Mortgage Core Portfolio (Mortgage Core)	To provide total return.
Federated U.S. Government Securities Fund 2-5 Years, IS Shares (Gov 2-5)	To provide current income.
Federated U.S. Government Bond Fund (Government Bond)	To pursue total return.
High Yield Bond Portfolio (HYCORE)	To seek high current income.

Income distributions from Intermediate Corporate Bond, Mortgage Core, Gov 2-5, Government Bond and HYCORE are declared daily and paid monthly. Income distributions from International Bond and International Capital Appreciation are declared and paid annually. All income distributions are recorded by the Fund as dividend income. Capital gain distributions of the Fund Investments, if any, are declared and paid annually, and are recorded by Fund as capital gains received. The performance of the Fund is directly affected by the performance of the Fund Investments. A copy of each Fund Investment's financial statements is available on the EDGAR Database on the SEC's website www.sec.gov, at the Commission's public reference room in Washington, DC or upon request from the Fund by calling 1-800-341-7400.

Pursuant to a separate Exemptive Order issued by the SEC, the Fund may invest in the following portfolios (Portfolios) of Core Trust II, a limited partnership registered under the Act which is managed by Federated Investment Counseling, an affiliate of the Adviser.

Fund	Investment Objective
Capital Appreciation Core Fund (Capital Core)	To provide capital appreciation.
Emerging Markets Fixed Income Core Fund (EMCORE)	To achieve total return and secondarily to achieve high current income.

The Fund records daily its proportionate share of income, expenses, unrealized gains and losses and realized gains and losses from the Portfolios. The performance of the Fund is directly affected by the performance of the Portfolios. A copy of EMCORE's financial statements is available on the EDGAR Database on the SEC's website, at the Commission's public reference room in Washington, DC or upon request from the Fund by calling 1-800-341-7400. The financial statements of Capital Core are included within this report to illustrate the security holdings, financial condition, results of operations and changes in net assets of the Portfolio in which the Fund invests a significant portion of its assets. The financial statements of Capital Core should be read in conjunction with the Fund's financial statements. The valuation of securities held by Capital Core is discussed in the notes to its financial statements.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of the collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's Adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases stock (bond) index futures contracts to manage cashflows, enhance yield, manage duration and to potentially reduce transaction costs. Upon entering into a stock (bond) index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended November 30, 2005 the Fund had no net realized gains or losses on futures contracts.

Futures contracts outstanding at period end, if any, are listed after the Fund's portfolio of investments.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At November 30, 2005, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended November 30	2005		2004
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	632,692	$7,933,393	1,094,247	$13,012,304
Shares issued to shareholders in payment of distributions declared	26,943	338,655	10,873	126,745
Shares redeemed	(1,294,566)	(16,194,280)	(1,661,362)	(19,759,739)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(634,931)	$(7,922,232)	(556,242)	$(6,620,690)

Year Ended November 30	2005		2004
Select Shares:	Shares	Amount	Shares	Amount
Shares sold	353,437	$4,392,189	567,710	$6,715,732
Shares issued to shareholders in payment of distributions declared	9,280	115,639	--	--
Shares redeemed	(774,021)	(9,634,034)	(813,835)	(9,625,912)
NET CHANGE RESULTING FROM SELECT SHARE TRANSACTIONS	(411,304)	$(5,126,206)	(246,125)	$(2,910,180)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,046,235)	$(13,048,438)	(802,367)	$(9,530,870)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, discount accretion/premium amortization on debt securities, and tax allocated income from partnerships.

For the year ended November 30, 2005, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains
$(36,554)	$(271)	$36,825

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2005 and 2004, was as follows:

	2005	2004
Ordinary income [1]	$506,064	$144,650

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of November 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$112,973
Net unrealized appreciation	$7,402,156
Capital loss carryforward	$(10,304,024)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the tax deferral of losses on wash sales and discount accretion/premium amortization on debt securities.

At November 30, 2005, the cost of investments for federal tax purposes was $65,314,486. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates was $7,402,119. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $7,532,582 and net unrealized depreciation from investments for those securities having an excess of cost over value of $130,463.

At November 30, 2005, the Fund had a capital loss carryforward of $(10,304,024) which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$(3,178,392)
2010	$(7,125,632)

The Fund used capital loss carryforwards of $(2,484,830) to offset taxable capital gains realized during the year ended November 30, 2005.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive/reimburse any portion of its fee. The Adviser can modify or terminate this voluntary waiver/reimbursement at any time at its sole discretion. For the year ended November 30, 2005, the Adviser voluntarily reimbursed $97,886 of its fee.

Certain of the Fund's assets are managed by Federated Investment Management Company (the "Sub-Adviser"). Under the terms of a sub-adviser agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended November 30, 2005, the Sub-Adviser earned a sub-adviser fee of $22,115.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2005, the net fee paid to FAS was 0.200% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Select Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to 0.75% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2005, FSC voluntarily waived $92,234 of its fee. Rather than paying investment professionals directly, the Fund may pay fees to FSC and FSC will use the fees to compensate investment professionals. For the year ended November 30, 2005, FSC retained $4,673 of fees paid by the Fund.

The Fund may invest in other funds distributed by FSC under the Plan. FSC has agreed to reimburse the Fund for certain distribution fees received by FSC as a result of these transactions. For the year ended November 30, 2005, FSC voluntarily reimbursed $268 of its fee.

Shareholder Services Fee

The Fund may pay fees (Services Fees) up to 0.25% of average daily net assets of the Fund's Institutional Shares and Select Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying investment professionals directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate investment professionals. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended November 30, 2005, FSSC voluntarily waived $73,222 of its fee. For the year ended November 30, 2005, FSSC did not retain any fees paid by the Fund.

The Fund may invest in other funds serviced by FSSC under this Agreement. FSSC has agreed to reimburse the Fund for certain shareholder services fees received by FSSC as a result of these transactions. For the year ended November 30, 2005, FSSC voluntarily reimbursed $19,848 of its fee.

Other

Federated retained an outside law firm to perform an internal review of past mutual fund trading practices and report to a special investigative committee of Federated's Board. In conjunction with this review, the Independent Trustees of the Fund retained a financial expert to assess the impact of these trading practices. In accordance with the findings of the financial expert, the Fund's Adviser contributed $44,107 to the Fund during fiscal year 2004, which relates to a contribution to Paid-in Capital for detrimental impact to the Fund from frequent trading activity and detrimental impact on those Funds that may have resulted from orders incorrectly accepted by Federated employees after the Funds' closing times.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other mutual funds. Transactions with affiliated companies during the year ended November 30, 2005 are as follows:

Affiliates	Purchase Cost	Sales Proceeds	Dividend Income	Value
Capital Appreciation Core Fund	$ 0	$12,800,000	$1,159,438	$55,315,076
Emerging Markets Fixed Income Core Fund	34,000	165,000	13,441	126,696
Federated Intermediate Corporate Bond Fund	592,000	587,000	84,415	2,279,436
Federated International Bond Fund	254,000	0	13,221	408,001
Federated International Capital Appreciation Fund	0	3,700,000	0	7,164,145
Federated Mortgage Core Portfolio	1,240,000	135,000	109,584	2,673,266
Federated U.S. Government Bond Fund	390,000	7,000	29,995	977,180
Federated U.S. Government Securities Fund 2-5	1,122,000	194,000	47,484	2,058,936
High Yield Bond Portfolio	137,000	181,000	40,475	545,193
TOTAL OF AFFILIATED TRANSACTIONS	$3,769,000	$17,769,000	$1,498,053	$71,547,929

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2005, were as follows:

Purchases	$3,776,174
Sales	$17,775,331

7. CONCENTRATION OF CREDIT RISK

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of the portfolio securities.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended November 30, 2005, 100.0% of total income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2005, 100.0% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MANAGED ALLOCATION PORTFOLIOS AND THE SHAREHOLDERS OF FEDERATED GROWTH ALLOCATION FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Growth Allocation Fund (the "Fund"), a portfolio of Federated Managed Allocation Portfolios, as of November 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Growth Allocation Fund as of November 30, 2005, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
January 23, 2006

Financial Highlights - Capital Appreciation Core Fund

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,			Period Ended
	2005		2004	11/30/2003	[1]
Net Asset Value, Beginning of Period	$11.21		$10.14	$10.00
Income From Investment Operations:
Net investment income	0.22	[2]	0.25	0.01
Net realized and unrealized gain on investments	0.52		0.82	0.13
TOTAL FROM INVESTMENT OPERATIONS	0.74		1.07	0.14
Net Asset Value, End of Period	$11.95		$11.21	$10.14
Total Return [3]	6.60%		10.55%	1.40%

Ratios to Average Net Assets:
Net expenses	0.05	% [5]	0.05%	0.05	% [4]
Net investment income	1.89%		2.09%	2.21	% [4]
Expense waiver/reimbursement [6]	0.11%		0.08%	0.49	% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$162,139		$197,818	$185,555
Portfolio turnover	51%		55%	8%

1 Reflects operations for the period from October 28, 2003 (date of initial investment) to November 30, 2003.

2 Based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

4 Computed on an annualized basis.

5 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 0.05% for the year ended November 30, 2005 after taking into account these expense reductions.

6 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example - Capital Appreciation Core Fund

As a shareholder of the Fund, you incur ongoing costs, to the extent applicable, management fees, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2005 to November 30, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 6/1/2005	Ending Account Value 11/30/2005	Expenses Paid During Period [1]
Actual	$1,000	$1,042.80	$0.26
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,024.82	$0.25

1 Expenses are equal to the Fund's annualized net expense ratio of 0.05%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Management's Discussion of Fund Performance - Capital Appreciation Core Fund

This report covers Capital Appreciation Core Fund's fiscal year performance period from December 1, 2004, through November 30, 2005. During this period, the Fund produced a total return of 6.60%.

The Fund underperformed its benchmark, the Standard & Poor's 500 Index 1 (S&P 500), which returned 8.46% during the same period. The Fund also trailed its peer group as measured by the Lipper Large Cap Core Funds Average 2 category, which produced a total return of 8.20% for the same period.

Stock prices were lower in the first five months of the reporting period before rising during the summer months. The total return of the S&P 500 for the December to April period was (0.74)% and for the May to July period was 7.17%. Stock prices were flat to slightly down in August and September before rising in the final two months of the reporting period with the S&P 500 returning (0.11)% for the August to September period and 2.07% for the October to November period. In general, small- and mid-cap investment strategies outperformed large-cap strategies during the reporting period. This negatively influenced the Fund's relative performance, as it had a larger market cap bias as compared to the index. Value-based strategies generally slightly outperformed growth-based strategies. This had a slightly positive influence on the Fund's performance as it had a slight value tilt during most of the year.

1 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

2 Lipper figures represent the average total returns reported by all mutual funds designated by Lipper, Inc. as falling into the category indicated. These figures do not reflect sales charges. Investments cannot be made in an average.

Both stock selection and sector allocation were negative contributors to the Fund's negative relative performance. From a sector positioning standpoint the Fund's returns were limited by its cash position in a rising market. The Fund also was negatively impacted by being underweight Healthcare and Utilities. The Fund's returns were aided overall by being underweight Financials, early in the year followed by a move to overweight later in the year. The Fund also benefited from being overweight Consumer Staples early in the year followed by a move to underweight later in the year, as well as being underweight Industrials, on average. On a stock selection basis, the Fund's return was hindered by stock performance within Healthcare, Energy and Industrials. The Fund benefited from stock performance within Consumer Staples, Information Technology and Consumer Discretionary.

Top Contributors during the year were: Altria Group, Inc. , Exxon Mobil Corp. , Transocean Sedco Forex, Inc. , Gillette Co. and Intel Corp. Bottom Contributors during the year were: Pfizer, Inc. , Federal National Mortgage Association, Dell, Inc. , Verizon Communications and Tyco International Ltd.

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 1 in Capital Appreciation Core Fund (the "Fund") from October 28, 2003 (start of performance) to November 30, 2005, compared to the Standard and Poor's 500 Index (S&P 500) 2 ..

Average Annual Total Returns for the Period Ended 11/30/2005
1 Year	6.60%
Start of Performance (10/28/2003)	8.88%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged, and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table - Capital Appreciation Core Fund

At November 30, 2005, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Financials	22.9%
Information Technology	16.3%
Healthcare	13.2%
Energy	12.5%
Consumer Discretionary	10.9%
Industrials	8.7%
Consumer Staples	7.2%
Telecommunication Services	6.1%
Materials	0.9%
Cash Equivalents [2]	1.1%
Other Assets and Liabilities--Net [3]	0.2%
TOTAL	100.0%

1 Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements.

3 See Statement of Assets and Liabilities.

Portfolio of Investments - Capital Appreciation Core Fund

November 30, 2005

Shares			Value
		COMMON STOCKS--98.7%
		Consumer Discretionary--10.9%
13,000		Gap (The), Inc.	$225,940
81,200		Home Depot, Inc.	3,392,536
26,100	[1]	Interpublic Group Cos., Inc.	243,252
65,700		Mattel, Inc.	1,093,905
93,300		McDonald's Corp.	3,158,205
22,000		Nike, Inc., Class B	1,876,600
47,300		Target Corp.	2,531,023
140,600		Time Warner, Inc.	2,527,988
78,913		Viacom, Inc., Class B	2,635,694
		TOTAL	17,685,143
		Consumer Staples--7.2%
43,200		Altria Group, Inc.	3,144,528
78,400		Coca-Cola Co.	3,346,896
54,600	[1]	Kroger Co.	1,062,516
27,400		PepsiCo, Inc.	1,622,080
28,958		Procter & Gamble Co.	1,656,108
17,800		Wal-Mart Stores, Inc.	864,368
		TOTAL	11,696,496
		Energy--12.5%
13,500		Apache Corp.	881,280
89,274		Chevron Corp.	5,116,293
26,600		ConocoPhillips	1,609,566
12,000	[1]	Cooper Cameron Corp.	955,560
130,064		Exxon Mobil Corp.	7,547,614
18,800		GlobalSantaFe Corp.	852,768
52,500	[1]	Transocean Sedco Forex, Inc.	3,351,600
		TOTAL	20,314,681
		Financials--22.9%
59,500		Ace Ltd.	3,302,250
44,804		Allstate Corp.	2,513,504
47,916		American International Group, Inc.	3,217,080
54,792		Bank of America Corp.	2,514,405
Shares			Value
		COMMON STOCKS--continued
		Financials--continued
75,765		Citigroup, Inc.	$3,678,391
39,700		Federal Home Loan Mortgage Corp.	2,479,265
46,100		Federal National Mortgage Association	2,215,105
14,300		Goldman Sachs Group, Inc.	1,844,128
57,500		J.P. Morgan Chase & Co.	2,199,375
63,100		MBNA Corp.	1,689,187
62,300		Merrill Lynch & Co., Inc.	4,137,966
67,400		Morgan Stanley	3,776,422
55,700		Wells Fargo & Co.	3,500,745
		TOTAL	37,067,823
		Healthcare--13.2%
61,400		Abbott Laboratories	2,315,394
57,200		Baxter International, Inc.	2,224,508
16,000	[1]	Cephalon, Inc.	813,600
67,300		Johnson & Johnson	4,155,775
29,100		McKesson HBOC, Inc.	1,463,730
46,400		Medtronic, Inc.	2,578,448
36,900		Merck & Co., Inc.	1,084,860
173,741		Pfizer, Inc.	3,683,309
74,600		Wyeth	3,100,376
		TOTAL	21,420,000
		Industrials--8.7%
17,800		Deere & Co.	1,234,430
143,400		General Electric Co.	5,122,248
35,500		Northrop Grumman Corp.	2,036,635
94,100		Tyco International Ltd.	2,683,732
38,300		United Parcel Service, Inc.	2,983,570
		TOTAL	14,060,615
		Information Technology--16.3%
126,200		Applied Materials, Inc.	2,285,482
96,400	[1]	Cisco Systems, Inc.	1,690,856
54,400	[1]	Dell, Inc.	1,640,704
174,500	[1]	EMC Corp. Mass	2,430,785
2,700	[1]	Google Inc.	1,093,473
28,500		IBM Corp.	2,533,650
Shares or Prinicpal Amount			Value
		COMMON STOCKS--continued
		Information Technology--continued
94,600		Intel Corp.	$2,523,928
21,600		KLA-Tencor Corp.	1,105,704
236,300		Microsoft Corp.	6,547,873
201,100	[1]	Oracle Corp.	2,527,827
31,100		Paychex, Inc.	1,318,951
53,800	[1]	Xerox Corp.	763,960
		TOTAL	26,463,193
		Materials--0.9%
54,000		Alcoa, Inc.	1,480,140
		Telecommunication Services--6.1%
131,700		AT&T, Inc.	3,280,647
19,900		Alltel Corp.	1,329,917
95,600		BellSouth Corp.	2,606,056
80,418		Verizon Communications	2,571,768
		TOTAL	9,788,388
		TOTAL COMMON STOCKS (IDENTIFIED COST $142,480,020)	159,976,479
		REPURCHASE AGREEMENT--1.1%
$1,832,000		Interest in $3,275,000,000 joint repurchase agreement 4.04%, dated 11/30/2005 under which Bank of America N.A. will repurchase a U.S. Government Agency security with a maturity of 7/1/2035 for $3,275,367,528 on 12/1/2005. The market value of the underlying security at the end of the period was $3,340,500,000 (AT AMORTIZED COST)	1,832,000
		TOTAL INVESTMENTS--99.8% (IDENTIFIED COST $144,312,020) [2]	161,808,479
		OTHER ASSETS AND LIABILITIES - NET--0.2%	330,338
		TOTAL NET ASSETS--100%	$162,138,817

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $144,312,020.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2005.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities - Capital Appreciation Core Fund

November 30, 2005

Assets:
Total investments in securities, at value (identified cost $144,312,020)		$161,808,479
Cash		506
Income receivable		464,047
Receivable for investments sold		1,301,140
TOTAL ASSETS		163,574,172
Liabilities:
Payable for investments purchased	$1,389,855
Payable for custodian fees	4,568
Payable for transfer and dividend disbursing agent fees and expenses	3,188
Payable for portfolio accounting fees	4,933
Accrued expenses	32,811
TOTAL LIABILITIES		1,435,355
Net assets for 13,563,142 shares outstanding		$162,138,817
Net Assets Consist of:
Paid-in capital		$127,350,098
Net unrealized appreciation of investments		17,496,459
Accumulated net realized gain on investments		9,326,997
Undistributed net investment income		7,965,263
TOTAL NET ASSETS		$162,138,817
Net Asset Value, Offering Price and Redemption Proceeds Per Share
$162,138,817 ÷ 13,563,142 shares outstanding, no par value, unlimited shares authorized		$11.95

See Notes which are an integral part of the Financial Statements

Statement of Operations - Capital Appreciation Core Fund

Year Ended November 30, 2005

Investment Income:
Dividends			$3,352,184
Interest			117,053
TOTAL INCOME			3,469,237
Expenses:
Administrative personnel and services fee (Note 5)		$150,000
Custodian fees		13,536
Transfer and dividend disbursing agent fees and expenses		12,996
Directors'/Trustees' fees		8,421
Auditing fees		22,117
Legal fees		5,479
Portfolio accounting fees		79,851
Insurance premiums		10,779
Miscellaneous		8,290
TOTAL EXPENSES		311,469
Waivers, Reimbursement and Expense Reduction:
Waiver of administrative personnel and services fee (Note 5)	$(150,000)
Waiver of transfer and dividend disbursing agent fees and expenses	(1,313)
Reimbursement of other operating expenses (Note 5)	(61,938)
Fees paid indirectly from directed brokerage arrangements	(8,682)
TOTAL WAIVERS, REIMBURSEMENT AND EXPENSE REDUCTION		(221,933)
Net expenses			89,536
Net investment income			3,379,701
Realized and Unrealized Gain on Investments:
Net realized gain on investments			5,684,190
Net change in unrealized appreciation of investments			2,406,695
Net realized and unrealized gain on investments			8,090,885
Change in net assets resulting from operations			$11,470,586

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets - Capital Appreciation Core Fund

Year Ended November 30	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,379,701	$4,362,421
Net realized gain on investments	5,684,190	3,813,589
Net change in unrealized appreciation/depreciation of investments	2,406,695	12,487,319
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	11,470,586	20,663,329
Share Transactions:
Contributions	--	28,600,100
Withdrawals	(47,150,000)	(37,000,001)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(47,150,000)	(8,399,901)
Change in net assets	(35,679,414)	12,263,428
Net Assets:
Beginning of period	197,818,231	185,554,803
End of period (including undistributed net investment income of $7,965,263 and $4,585,562, respectively)	$162,138,817	$197,818,231

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements - Capital Appreciation Core Fund

November 30, 2005

1. ORGANIZATION

Capital Appreciation Core Fund (the "Fund") is a diversified portfolio of Federated Core Trust II, L.P. (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust is a limited partnership that was established under the laws of the State of Delaware on November 13, 2000 and offered only to registered investment companies and other accredited investors. The Trust consists of three portfolios. The financial statements included herein are only those of the Fund. The investment objective of the Fund is to provide capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Listed equity securities are valued at the last sale price or official closing price reported on a national securities exchange. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. The Fund generally values short-term securities according to prices furnished by an independent pricing service, except that short-term securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of the collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. All net income and gain/loss (realized and unrealized) will be allocated daily to the shareholders based on their capital contributions to the Fund. The Fund does not currently intend to declare and pay distributions.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each investor reports separately on its own federal income tax return its allocated portion of the Fund's income, gains, losses, deductions and credits.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. CONTRIBUTIONS/WITHDRAWALS

Transactions in shares were as follows:

Year Ended November 30	2005	2004
Proceeds from contributions	--	2,713,791
Fair value withdrawals	(4,089,855)	(3,366,781)
TOTAL CHANGE RESULTING FROM CONTRIBUTIONS/WITHDRAWALS	(4,089,855)	(652,990)

4. FEDERAL TAX INFORMATION

At November 30, 2005, the cost of investments for federal tax purposes was $144,312,020. The net unrealized appreciation of investments for federal tax purposes was $17,496,459. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $21,162,549 and net unrealized depreciation from investments for those securities having an excess of cost over value of $3,666,090.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Counseling is the Fund's investment adviser (the "Adviser"), subject to the direction of the Directors. The Adviser provides investment adviser services at no fee. The Adviser may voluntarily choose to reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this reimbursement at any time at its sole discretion.

Administrative Fee

Federated Administrative Services, Inc. (FASI), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FASI is based on the average aggregate daily net assets of the Trust as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Trust
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio. FASI may voluntarily choose to waive any portion of its fee. FASI can modify or terminate this voluntary waiver at any time at its sole discretion.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended November 30, 2005, the Fund's expenses were reduced by $8,682 under these arrangements.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2005, were as follows:

Purchases	$88,831,261
Sales	$129,722,730

7. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

Report of Independent Auditors

TO THE BOARD OF DIRECTORS OF FEDERATED CORE TRUST II, L.P. AND SHAREHOLDERS OF CAPITAL APPRECIATION CORE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Capital Appreciation Core Fund (the "Fund") (one of the portfolios constituting Federated Core Trust II, L.P.) as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Appreciation Core Fund of Federated Core Trust II, L.P. at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
January 13, 2006

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised four portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Funds' Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: November 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Chairman and Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2000	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd. (Investment Advisory Subsidiary of Federated) and Passport Research II, Ltd. (Investment Advisory Subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: November 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: November 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: January 2000	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1993	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (Marketing, Communications and Technology).

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: November 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: November 1993	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.; Senior Vice President and Controller of Federated Investors, Inc.

Previous Positions : Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Anderson & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1993	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Passport Research II, Ltd.

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd.; Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

John W. Harris Birth Date: June 6, 1954 VICE PRESIDENT Began serving: November 1999	John W. Harris has been the Fund's Portfolio Manager since November 1998. He is Vice President of the Trust. Mr. Harris initially joined Federated in 1987 as an Investment Analyst. He served as an Investment Analyst and an Assistant Vice President from 1990 through 1992 and as a Senior Investment Analyst and Vice President through May 1993. After leaving the money management field to travel extensively, he rejoined Federated in 1997 as a Senior Investment Analyst and became a Portfolio Manager and an Assistant Vice President of the Fund's Adviser in December 1998. In January 2000, Mr. Harris became a Vice President of the Fund's Adviser. Mr. Harris is a Chartered Financial Analyst. He received his M.B.A. from the University of Pittsburgh.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract and subadvisory contracts. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's and subadviser's management philosophy, personnel, processes, and investment and operating strategies; long-term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charge.

In its decision to appoint or renew an Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser and subadviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. For the past year, the Board concluded that the nature, quality and scope of services provided the fund by the Adviser and its affiliates was satisfactory.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract. The Fund's performance fell below the median of the relevant peer group for both the one and three year periods ending December 31, 2004. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund. During the year ending December 31, 2004, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund nevertheless remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the costs incurred and the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. In addition, the availability of the exchange privilege among funds in the Federated family makes consideration of the overall cost and profitability of Federated more relevant than that of individual funds. Based upon this review, the Board is satisfied that the costs incurred in, as well as the profitability realized from, managing the Fund and the other Federated Funds are appropriate. Although the Board is always interested in discovering any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated Investors website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Growth Allocation Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314212200
Cusip 314212101

G00769-01 (1/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated Moderate Allocation Fund

A Portfolio of Federated Managed Allocation Portfolios

ANNUAL SHAREHOLDER REPORT

November 30, 2005

Institutional Shares
Select Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
BOARD REVIEW OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Federated Investors 50 Years of Growth & Innovation

Financial Highlights - Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2005	2004		2003	2002		2001
Net Asset Value, Beginning of Period	$11.84	$11.17		$9.99	$10.91		$12.33
Income From Investment Operations:
Net investment income	0.21	0.19		0.17	0.22	[1]	0.29
Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures contracts	0.35	0.72		1.18	(0.95	) [1]	(0.89)
TOTAL FROM INVESTMENT OPERATIONS	0.56	0.91		1.35	(0.73)		(0.60)
Less Distributions:
Distributions from net investment income	(0.22)	(0.24)		(0.17)	(0.19)		(0.30)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	--	--		--	--		(0.52)
TOTAL DISTRIBUTIONS	(0.22)	(0.24)		(0.17)	(0.19)		(0.82)
Net Asset Value, End of Period	$12.18	$11.84		$11.17	$9.99		$10.91
Total Return [2]	4.74%	8.24	% [3]	13.68%	(6.76)%		(5.17)%

Ratios to Average Net Assets:
Net expenses	0.97%	1.03%		1.20%	1.09%		1.09%
Net investment income	1.70%	1.64%		1.69%	2.16	% [1]	2.70%
Expense waiver/reimbursement [4]	0.38%	0.37%		0.20%	0.20%		0.20%
Supplemental Data:
Net assets, end of period (000 omitted)	$72,298	$88,612		$91,789	$95,288		$125,741
Portfolio turnover	7%	24%		121%	23%		36%

1 Effective December 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/ amortizing premium on long-term debt securities. The effect of this change for the fiscal year ended November 30, 2002 was to decrease net investment income per share by $0.01, increase net realized and unrealized gain/loss per share by $0.01, and decrease the ratio of net investment income to average net assets from 2.25% to 2.16%. Per share, ratios and supplemental data for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 During the year ended November 30, 2004, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on total returns. (See Notes to Financial Statements Note 5.)

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Select Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2005	2004		2003	2002		2001
Net Asset Value, Beginning of Period	$11.82	$11.15		$9.96	$10.87		$12.29
Income From Investment Operation:
Net investment income	0.12	0.11		0.10	0.15	[1]	0.23
Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures contracts	0.34	0.72		1.19	(0.94	) [1]	(0.91)
TOTAL FROM INVESTMENT OPERATIONS	0.46	0.83		1.29	(0.79)		(0.68)
Less Distributions:
Distributions from net investment income	(0.13)	(0.16)		(0.10)	(0.12)		(0.22)
Distributions from net realized gain on investments, foreign currency transactions and futures contracts	--	--		--	--		(0.52)
TOTAL DISTRIBUTIONS	(0.13)	(0.16)		(0.10)	(0.12)		(0.74)
Net Asset Value, End of Period	$12.15	$11.82		$11.15	$9.96		$10.87
Total Return [2]	3.93%	7.50	% [3]	13.03%	(7.36)%		(5.89)%

Ratios to Average Net Assets:
Net expenses	1.67%	1.73%		1.90%	1.79%		1.79%
Net investment income	1.00%	0.94%		0.99%	1.46	% [1]	2.00%
Expense waiver/reimbursement [4]	0.45%	0.42%		0.25%	0.25%		0.25%
Supplemental Data:
Net assets, end of period (000 omitted)	$48,454	$55,954		$56,747	$58,706		$76,065
Portfolio turnover	7%	24%		121%	23%		36%

1 Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the fiscal year ended November 30, 2002 was to decrease net investment income per share by $0.01, increase net realized and unrealized gain/loss per share by $0.01, and decrease the ratio of net investment income to average net assets from 1.55% to 1.46%. Per share, ratios and supplemental data for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

2 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 During the year ended November 30, 2004, the Fund was reimbursed by the Adviser, which had an impact of 0.09% on total returns. (See Notes to Financial Statements Note 5.)

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2005 to November 30, 2005.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 6/1/2005	Ending Account Value 11/30/2005	Expenses Paid During Period [1]
Actual:
Institutional Shares	$1,000	$1,029.30	$5.04
Select Shares	$1,000	$1,025.80	$8.53
Hypothetical (assuming a 5% return before expenses):
Institutional Shares	$1,000	$1,020.10	$5.01
Select Shares	$1,000	$1,016.65	$8.49

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Institutional Shares	0.99%
Select Shares	1.68%

Management's Discussion of Fund Performance

The Federated Moderate Allocation Fund's Institutional Shares and Select Shares had total returns of 4.74% and 3.93%, respectively, based on net asset value, for the reporting period ended November 30, 2005. The Standard & Poor's 500 Index (S&P 500) 1 and the Lehman Brothers Aggregate Bond Index (LBAB) 2 had total returns of 8.44% and 2.40%, respectively.

MARKETS

Stock prices fell during the first five months of the reporting period before rising during the summer months. The total return of the S&P 500 from December to April was (0.74)% and from May to July was 7.16%. Stock prices declined again in August and September before rising in the final two months of the reporting period with the S&P 500 returning (0.11)% from August to September and 2.05% from October to November. Foreign stock 3 returns, although reduced by currency losses, were significantly higher than U.S. stock returns. Total returns for the Morgan Stanley Capital International (MSCI) All Country World Ex. U.S. Index 4 was 16.05% in U.S. dollars and 27.78% in local currency.

1 S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indexes are unmanaged and investments cannot be made directly in an index.

2 Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Investments cannot be made directly in an index.

3 International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

4 MSCI-All Country World Ex. U.S.Index is an unmanaged index representing 48 developed and emerging markets around the world that collectively comprise virtually all of the foreign equity stock markets. Investments cannot be made directly in an index.

Short and intermediate maturity interest rates rose during the reporting period while long-term interest rates declined slightly. Between November 30, 2004 and November 30, 2005, the average yield to maturity of the LBAB increased from 4.50% to 5.20%. For the same period, average yield to maturity of the Lehman Brothers Treasury Intermediate Bond Index 5 increased from 3.55% to 4.55% and the average yield to maturity of the Lehman Brothers Treasury Long-Term Bond Index 6 decreased from 4.88% to 4.76%. Within the bond asset classes, emerging markets bonds and high-yield bonds had the highest returns. Foreign developed market bond returns were decreased by currency losses.

FUND

The asset allocation of the fund is set relative to a neutral position of 60% in equities and 40% in fixed income. During the reporting period, the fund benefited from a larger than neutral allocation to stocks that was maintained for the entire period. The benefits from this larger allocation to stocks were greatest during stock market rally in May to July. The returns of the fund were reduced by this strategy during March and April when stock prices declined.

Within the equity portion, the fund maintained a larger than normal allocation to foreign stocks that increased returns. The returns of the stock portion of the fund were negatively affected by the performance, versus their benchmarks, of the two stock mutual funds owned by the fund, the Capital Appreciation Core Fund and the Federated International Capital Appreciation Fund. The returns of both funds were below the returns of their respective benchmarks, the S&P 500 and the MSCI All Country World Ex U.S. Index.

Within the bond portion, the fund maintained a shorter duration 7 than the Lehman Aggregate, a lower relative allocation to intermediate maturity bonds and a higher relative allocation to high-yield bonds and foreign bonds. Overall, the fund benefited from this strategy. Returns of the bond portion of the fund were positively affected by the performance, versus its benchmark, of the Federated Intermediate Corporate Bond Fund. 8

In addition, the total return of the fund's shares reflects the negative impact of actual cash flows, transaction costs and other expenses.

5 Lehman Brothers Treasury Intermediate Bond Index (U.S. Dollars) is an index composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities between one and 9.9 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

6 Lehman Brothers Treasury Long-Term Bond Index (U.S. Dollars) is an index composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

7 Duration is a measure of a security's price to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

8 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

GROWTH OF A $25,000 INVESTMENT--INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $25,000 1 in Federated Moderate Allocation Fund (Institutional Shares) (the "Fund") from November 30, 1995 to November 30, 2005 compared to the Lehman Brothers Aggregate Bond Index (LBAB) 2, the Standard and Poor's 500 Index (S&P 500) 2 and the 60% Standard and Poor's 500 Index /40% Lehman Brothers Aggregate Bond Index (60% S&P 500/40% LBAB). 2

Average Annual Total Returns for the Period Ended 11/30/2005
1 Year	4.74%
5 Years	2.65%
10 Years	5.73%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $25,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBAB, S&P 500 and the 60% S&P 500/40% LBAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LBAB, S&P 500 and the 60% S&P 500/40% LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The 60% S&P 500/40% LBAB is a weighted index that combines components of the S&P 500 and the LBAB. Figures shown for the index assumes constant weighting of 60% S&P 500 and 40% LBAB throughout the period. The indexes are unmanaged and unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

GROWTH OF A $10,000 INVESTMENT--SELECT SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Moderate Allocation Fund (Select Shares) (the "Fund") from November 30, 1995 to November 30, 2005 compared to the Lehman Brothers Aggregate Bond Index (LBAB), 2 the Standard & Poor's 500 Index (S&P 500) 2 and the 60% Standard & Poor's 500 Index /40% Lehman Brothers Aggregate Bond Index (60% S&P 500/40% LBAB). 2

Average Annual Total Returns for the Period Ended 11/30/2005
1 Year	3.93%
5 Years	1.94%
10 Years	5.00%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBAB, S&P 500 and the 60% S&P 500/40% LBAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LBAB, S&P 500 and the 60% S&P 500/40% LBAB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The 60% S&P 500/40% LBAB is a weighted index that combines components of the S&P 500 and the LBAB. Figures shown for the index assumes constant weighting of 60% S&P 500 and 40% LBAB throughout the period. The indexes are unmanaged and unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At November 30, 2005, the Fund's portfolio composition 1 was as follows:

Sector	Percentage of Total Net Assets
Equity Funds	66.5%
Fixed Income Funds	33.1%
Other Securities [2]	0.0%
Cash Equivalents [3]	0.6%
Other Assets and Liabilities--Net [4]	(0.2)%
TOTAL	100.0%

1 See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests.

2 Other Securities include common stock. Represents less than 0.01%.

3 Cash Equivalents include any investments in money market mutual funds and /or overnight repurchase agreements.

4 See Statement of Assets and Liabilities.

Portfolio of Investments

November 30, 2005

Shares or Principal Amount			Value
		COMMON STOCK--0.0%
44	[1]	Hanover Compressor Co. (IDENTIFIED COST $596)	$595
		MUTUAL FUNDS--99.6% [2]
5,913,171		Capital Appreciation Core Fund	70,688,236
30,899		Emerging Markets Fixed Income Core Fund	558,686
1,007,566		Federated Intermediate Corporate Bond Fund, Class IS Shares	10,045,436
165,714		Federated International Bond Fund, Class A Shares	1,799,656
910,545		Federated International Capital Appreciation Fund, Class A Shares	9,615,350
1,194,877		Federated Mortgage Core Portfolio	11,793,434
380,898		Federated U.S. Government Bond Fund	4,307,952
829,935		Federated U.S. Government Securities Fund 2-5, Class IS Shares	9,087,792
359,346		High Yield Bond Portfolio	2,404,027
		TOTAL MUTUAL FUNDS (IDENTIFIED COST $110,160,305)	120,300,569
		REPURCHASE AGREEMENT--0.6%
$717,000		Interest in $3,275,000,000 joint repurchase agreement 4.04%, dated 11/30/2005 under which Bank of America N.A., will repurchase a U.S. Government Agency security with a maturity of 7/1/2035 for $3,275,367,528 on 12/1/2005. The market value of the underlying security at the end of the period was $3,340,500,000 (AT AMORTIZED COST)	717,000
		TOTAL INVESTMENTS--100.2% (IDENTIFIED COST $110,877,901) [3]	121,018,164
		OTHER ASSETS AND LIABILITIES - NET--(0.2)%	(266,667)
		TOTAL NET ASSETS--100%	$120,751,497

1 Non-income producing security.

2 Affiliated companies.

3 The cost of investments for federal tax purposes amounts to $111,131,604.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2005.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2005

Assets:
Total investments in securities, at value including $120,300,569 of investments in affiliated issuers (Note 5) (identified cost $110,877,901)		$121,018,164
Cash		152,799
Income receivable		155,377
Receivable for investments sold		1,745,000
Receivable for shares sold		57,871
TOTAL ASSETS		123,129,211
Liabilities:
Payable for investments purchased	$1,745,000
Payable for shares redeemed	514,010
Payable for transfer and dividend disbursing agent fees and expenses	60,988
Payable for distribution services fee (Note 5)	20,201
Payable for shareholder services fee (Note 5)	13,033
Accrued expenses	24,482
TOTAL LIABILITIES		2,377,714
Net assets for 9,924,958 shares outstanding		$120,751,497
Net Assets Consist of:
Paid-in capital		$115,640,327
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		10,140,289
Accumulated net realized loss on investments, foreign currency transactions and futures contracts		(5,463,649)
Undistributed net investment income		434,530
TOTAL NET ASSETS		$120,751,497
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
$72,297,902 ÷ 5,938,226 shares outstanding, no par value, unlimited shares authorized		$12.18
Select Shares:
$48,453,595 ÷ 3,986,732 shares outstanding, no par value, unlimited shares authorized		$12.15

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2005

Investment Income:
Dividends (including $1,852,882 received from affiliated issuers) (Note 5)		$1,852,891
Interest		108,363
Investment income allocated from affiliated partnerships (Note 5)		1,603,603
TOTAL INCOME		3,564,857
Expenses:
Investment adviser fee (Note 5)	$1,001,791
Administrative personnel and services fee (Note 5)	190,000
Custodian fees	8,284
Transfer and dividend disbursing agent fees and expenses	113,638
Directors'/Trustees' fees	5,489
Auditing fees	28,442
Legal fees	7,129
Portfolio accounting fees	56,028
Distribution services fee--Select Shares (Note 5)	397,680
Shareholder services fee--Institutional Shares (Note 5)	182,713
Shareholder services fee--Select Shares (Note 5)	131,894
Share registration costs	32,183
Printing and postage	6,949
Insurance premiums	9,694
Miscellaneous	1,690
EXPENSES BEFORE ALLOCATION	2,173,604
Expenses allocated from partnerships	39,824
TOTAL EXPENSES	2,213,428

Statement of Operations-continued

Waivers and Reimbursements (Note 5):
Reimbursement of investment adviser fee	$(202,279)
Waiver of administrative personnel and services fee	(33,664)
Waiver of distribution services fee--Select Shares	(132,560)
Waiver of shareholder services fee--Institutional Shares	(142,488)
Reimbursement of other operating expenses	(32,884)
TOTAL WAIVERS AND REIMBURSEMENTS		$(543,875)
Net expenses			$1,669,553
Net investment income			1,895,304
Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (including realized gain of $3,155,804 on sales of investments in affiliated issuers)			283,384
Net realized gain allocated from partnerships			2,536,099
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			1,185,903
Net realized and unrealized gain on investments and foreign currency transactions			4,005,386
Change in net assets resulting from operations			$5,900,690

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,895,304	$2,008,232
Net realized gain on investments including allocations from partnerships, foreign currency transactions and future contracts	2,819,483	2,497,232
Net increase due to reimbursement from Adviser (Note 5)	--	47,756
Net change in unrealized appreciation/depreciation of investments, translation of assets and liabilities in foreign currency and futures contracts	1,185,903	6,785,229
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	5,900,690	11,338,449
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(1,491,313)	(1,904,259)
Select Shares	(602,641)	(787,813)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(2,093,954)	(2,692,072)
Share Transactions:
Proceeds from sale of shares	19,544,500	27,881,667
Net asset value of shares issued to shareholders in payment of distributions declared	1,842,847	2,360,123
Cost of shares redeemed	(49,007,824)	(42,859,540)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(27,620,477)	(12,617,750)
Change in net assets	(23,813,741)	(3,971,373)
Net Assets:
Beginning of period	144,565,238	148,536,611
End of period (including undistributed net investment income of $434,530 and $634,863, respectively)	$120,751,497	$144,565,238

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2005

1. ORGANIZATION

Federated Managed Allocation Portfolios (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Federated Moderate Allocation Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Institutional Shares and Select Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is to seek capital appreciation with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Domestic and foreign equity securities are valued at the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect at 4:00 p.m., Eastern Time, on the day the value of the foreign security is determined. The Fund generally values fixed income and short-term securities according to prices furnished by an independent pricing service, except that securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Securities for which no quotations are readily available or whose values have been affected by a significant event occurring between the close of their primary markets and the closing of the NYSE are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the "Trustees").

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund may also invest in the following open-end management companies (Fund Investments), registered under the Act which are managed by Federated Equity Management Company of Pennsylvania or its affiliates.

Fund	Investment Objective
Federated Intermediate Corporate Bond Fund, IS Shares (Intermediate Corporate Bond)	To provide current income.
Federated International Bond Fund, Class A Shares (International Bond)	To obtain total return.
Federated International Capital Appreciation Fund, Class A Shares (International Capital Appreciation)	To provide long-term growth of capital.
Federated Mortgage Core Portfolio (Mortgage Core)	To provide total return.
Federated U.S. Government Securities Fund 2-5 Years, IS Shares (Gov 2-5)	To provide current income.
Federated U.S. Government Bond Fund (Government Bond)	To pursue total return.
High Yield Bond Portfolio (HYCORE)	To seek high current income.

Income distributions from Intermediate Corporate Bond, Mortgage Core, Gov 2-5, Government Bond and HYCORE are declared daily and paid monthly. Income distributions from International Bond and International Capital Appreciation are declared and paid annually. All income distributions are recorded by the Fund as dividend income. Capital gain distributions of the Fund Investments, if any, are declared and paid annually, and are recorded by the Fund as capital gains received. The performance of the Fund is directly affected by the performance of the Fund Investments. A copy of each Fund Investment's financial statements is available on the EDGAR Database on the SEC's website www.sec.gov, at the Commission's public reference room in Washington, DC or upon request from the Fund by calling 1-800-341-7400.

Pursuant to a separate Exemptive Order issued by the SEC, the Fund may also invest in the following portfolios (Portfolios) of Core Trust II, a limited partnership registered under the Act which is managed by Federated Investment Counseling, an affiliate of the Adviser:

Fund	Investment Objective
Capital Appreciation Core Fund (Capital Core)	To provide capital appreciation.
Emerging Markets Fixed Income Core Fund (EMCORE)	To achieve total return and secondarily to achieve high current income.

The Fund records daily its proportionate share of income, expenses, unrealized gains and losses and realized gains and losses from the Portfolios. The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio's financial statements is available on the EDGAR Database on the SEC's website, at the Commission's public reference room in Washington, DC or upon request from the Fund by calling 1-800-341-7400.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Gain and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights, differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund may purchase stock (bond) index futures contracts to manage cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a stock (bond) index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. For the year ended November 30, 2005, the Fund had no net realized gains or losses on futures contracts.

Futures contracts outstanding at period end, if any, are listed after the Fund's portfolio of investments.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At November 30, 2005, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended November 30	2005		2004
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,144,318	$13,717,684	1,691,673	$19,479,826
Shares issued to shareholders in payment of distributions declared	105,775	1,271,497	143,192	1,623,171
Shares redeemed	(2,796,490)	(33,603,917)	(2,569,272)	(29,618,136)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(1,546,397)	$(18,614,736)	(734,407)	$(8,515,139)

Year Ended November 30	2005		2004
Select Shares:	Shares	Amount	Shares	Amount
Shares sold	487,120	$5,826,816	731,095	$8,401,841
Shares issued to shareholders in payment of distributions declared	47,565	571,350	65,220	736,952
Shares redeemed	(1,283,224)	(15,403,907)	(1,152,105)	(13,241,404)
NET CHANGE RESULTING FROM SELECT SHARE TRANSACTIONS	(748,539)	$(9,005,741)	(355,790)	$(4,102,611)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(2,294,936)	$(27,620,477)	(1,090,197)	$(12,617,750)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, discount accretion/premium amortization on debt securities, and tax allocated income from partnerships.

For the year ended November 30, 2005, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$(339,431)	$(1,683)	$341,114

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2005 and 2004 was as follows:

	2005	2004
Ordinary income [1]	$2,093,954	$2,692,072

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of November 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$434,530
Net unrealized appreciation	$9,886,586
Capital loss carryforward	$(5,209,946)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is due in part to differing treatments for the tax deferral of losses on wash sales and discount accretion/premium amortization on debt securities.

At November 30, 2005, the cost of investments for federal tax purposes was $111,131,604. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates was $9,886,560. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $10,558,273 and net unrealized depreciation from investments for those securities having an excess of cost over value of $671,713.

At November 30, 2005, the Fund had a capital loss carryforward of $(5,209,946) which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2010.

The Fund used capital loss carryforwards of $(3,210,149) to offset taxable capital gains realized during the year ended November 30, 2005.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive/reimburse any portion of its fee. The Adviser can modify or terminate this voluntary waiver/reimbursement at any time at its sole discretion. For the year ended November 30, 2005, the Adviser voluntarily reimbursed $202,279 of its fee.

Certain of the Fund's assets are managed by Federated Investment Management Company (the "Sub-Adviser"). Under the terms of a sub-advisor agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended November 30, 2005, the Sub-Adviser earned a sub-adviser fee of $103,492.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2005, the net fee paid to FAS was 0.117% of average aggregate daily net assets of the Fund.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Select Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses of up to 0.75% of average daily net assets, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2005, FSC voluntarily waived $132,560 of its fee. Rather than paying financial intermediaries directly, the Fund may pay fees to FSC and FSC will use the fees to compensate financial intermediaries. For the year ended November 30, 2005, FSC retained $580 of fees paid by the Fund.

The Fund may invest in other funds distributed by FSC under the Plan. FSC has agreed to reimburse the Fund for certain distribution fees received by FSC as a result of these transactions. For the year ended November 30, 2005, FSC voluntarily reimbursed $1,600 of its fee.

Shareholder Services Fee

The Fund may pay fees (Services Fees) up to 0.25% of the average daily net assets of the Fund's Institutional Shares and Select Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial intermediaries directly, the Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial intermediaries. FSSC or these financial intermediaries may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended November 30, 2005 FSSC voluntarily waived $142,488 of its fee. For the year ended November 30, 2005, FSSC did not retain any fees paid by the Fund.

The Fund may invest in other funds serviced by FSSC under this Agreement. FSSC has agreed to reimburse the Fund for certain shareholder services fees received by FSSC as a result of these transactions. For the year ended November 30, 2005, FSSC voluntarily reimbursed $31,284 of its fee.

Other

Federated retained an outside law firm to perform an internal review of past mutual fund trading practices and report to a special investigative committee of Federated's Board. In conjunction with this review, the Independent Trustees of the Fund retained a financial expert to assess the impact of these trading practices. In accordance with the findings of the financial expert, the Fund's Adviser contributed $47,756 to the Fund during fiscal year 2004, which relates to a contribution to Paid in Capital for detrimentral impact to the Fund from frequent trading activity and detrimental impact on those Funds that may have resulted from orders incorrectly accepted by Federated employees after the Funds' closing times.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other mutual funds. Transactions with affiliated companies during the year ended November 30, 2005 are as follows:

Affiliates	Purchase Cost	Sales Proceeds	Dividend Income	Value
Capital Appreciation Core Fund	$0	$22,200,000	$1,525,089	$70,688,236
Emerging Markets Fixed Income Core Fund	176,000	1,198,000	78,514	558,686
Federated Intermediate Corporate Bond Fund	1,279,000	4,899,000	480,701	10,045,436
Federated International Bond Fund	813,000	67,000	82,123	1,799,656
Federated International Capital Appreciation Fund	0	5,300,000	0	9,615,350
Federated Mortgage Core Portfolio	2,941,000	1,595,000	621,517	11,793,434
Federated U.S. Government Bond Fund	1,104,000	544,000	170,368	4,307,952
Federated U.S. Government Securities Fund 2-5	3,028,000	882,000	265,744	9,087,792
High Yield Bond Portfolio	410,000	1,566,000	232,429	2,404,027
TOTAL OF AFFILIATED TRANSACTIONS	$9,751,000	$38,251,000	$3,456,485	$120,300,569

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2005 were as follows:

Purchases	$9,759,173
Sales	$38,258,452

7. CONCENTRATION OF CREDIT RISK

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of the portfolio securities.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro Morin & Oshinsky LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended November 30, 2005, 76.8% of total income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2005, 83.8% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF FEDERATED MANAGED ALLOCATION PORTFOLIOS AND THE SHAREHOLDERS OF FEDERATED MODERATE ALLOCATION FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Moderate Allocation Fund (the "Fund"), a portfolio of Federated Managed Allocation Portfolios, as of November 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Moderate Allocation Fund as of November 30, 2005, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
January 23, 2006

Board of Trustees and Trust Officers

The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Trust comprised four portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Funds' Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: November 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

Previous Positions : Chairman and Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: August 2000	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; (Investment Advisory Subsidiary of Federated) and Passport Research II Ltd. (Investment Advisory Subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: November 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: November 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: January 2000	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1993	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications, and technology).

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue and Lannis.

Other Directorships Held : Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: November 1993	Principal Occupations : Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions : National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: November 1993	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.; Senior Vice President and Controller of Federated Investors, Inc.

Previous Positions : Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Anderson & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1993	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations : Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Passport Research II, Ltd.

Previous Positions : Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd.; Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

John W. Harris Birth Date: June 6, 1954 VICE PRESIDENT Began serving: November 1999	John W. Harris has been the Fund's Portfolio Manager since November 1998. He is Vice President of the Trust. Mr. Harris initially joined Federated in 1987 as an Investment Analyst. He served as an Investment Analyst and an Assistant Vice President from 1990 through 1992 and as a Senior Investment Analyst and Vice President through May 1993. After leaving the money management field to travel extensively, he rejoined Federated in 1997 as a Senior Investment Analyst and became a Portfolio Manager and an Assistant Vice President of the Fund's Adviser in December 1998. In January 2000, Mr. Harris became a Vice President of the Fund's Adviser. Mr. Harris is a Chartered Financial Analyst. He received his M.B.A. from the University of Pittsburgh.

Board Review of Advisory Contract

As required by the Act, the Fund's Board has reviewed the Fund's investment advisory contract and subadvisory contracts. The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund's investment objectives; the Adviser's and subadviser's management philosophy, personnel, processes, and investment and operating strategies; long-term performance; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; the range of comparable fees for similar funds in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charge.

In its decision to appoint or renew an Adviser, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's "selection" or approval of the Adviser must reflect the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board also considers the compensation and benefits received by the Adviser and subadviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the Act and have indicated in their decisions that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and is guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives substantial and detailed information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The evaluation process is evolutionary, reflecting continually developing considerations. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. For the past year, the Board concluded that the nature, quality and scope of services provided the fund by the Adviser and its affiliates was satisfactory.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focuses on comparisons with other similar mutual funds (rather than non-mutual fund products or services) because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group may be a useful indicator of how the Adviser is executing on the Fund's investment program, which would in turn assist the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services are such as to warrant continuation of the advisory contract. For the periods ending December 31, 2004, the Fund's performance for the three year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund. During the year ending December 31, 2004, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund nevertheless remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses. Although the Board considers the costs incurred and the profitability of the Federated organization as a whole, it does not evaluate, on a fund-by-fund basis, Federated's "profitability" and/or "costs" (which would include an assessment as to whether "economies of scale" would be realized if the fund were to grow to some sufficient size). In the Board's view, the cost of performing advisory services on a fund-specific basis is both difficult to estimate satisfactorily and a relatively minor consideration in its overall evaluation. Analyzing isolated funds would require constructed allocations of the costs of shared resources and operations based on artificial assumptions that are inconsistent with the existing relationships within a large and diversified family of funds that receive advisory and other services from the same organization. In addition, the availability of the exchange privilege among funds in the Federated family makes consideration of the overall cost and profitability of Federated more relevant than that of individual funds. Based upon this review, the Board is satisfied that the costs incurred in, as well as the profitability realized from, managing the Fund and the other Federated Funds are appropriate. Although the Board is always interested in discovering any genuine "economies of scale," its experience has been that such "economies" are likely to arise only when a fund grows dramatically, and becomes and remains very large in size. Even in these instances, purchase and redemption activity, as well as the presence of expense limitations (if any), may offset any perceived economies. As suggested above, the Board considers the information it receives about the Fund's performance and expenses as compared to an appropriate set of similar competing funds to be more relevant.

The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provide a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated Investors website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated Moderate Allocation Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314212606
Cusip 314212507

G00871-01 (1/06)

Federated is a registered mark of Federated Investors, Inc. 2006 (c)Federated Investors, Inc.

Item 2.     Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the registrant's Principal Financial Officer also serves as the Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

Item 3.     Audit Committee Financial Expert

The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is "independent," for purposes of this Item.  The Audit Committee consists of the following Board members:  Thomas G. Bigley, John T. Conroy,
Jr., Nicholas P. Constantakis and Charles F. Mansfield, Jr.

Item 4.     Principal Accountant Fees and Services

            (a) Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $85,383

                  Fiscal year ended 2004 - $68,794

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $0

                  Fiscal year ended 2004 - $1,229

                  Transfer Agent Service Auditors Report.

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $8,152 and $97,473
      respectively. Fiscal year ended 2005 - Transfer Agent Service Auditors
      Report. Fiscal year ended 2004- Attestation services relating to the review of fund share transactions and Transfer Agent Service Auditors
      Report.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $0

                  Fiscal year ended 2004 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $16,089 and $65,000
      respectively. Analysis regarding the realignment of advisory companies.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $0

                  Fiscal year ended 2004 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $9,695 and $95,480
      respectively. Fiscal year ended 2005- Executive compensation analysis.
      Fiscal year ended 2004- Discussions with auditors related to market timing and late trading activities, executive compensation analysis and consultation regarding information request by regulatory agencies.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

            Certain services have the general pre-approval of the Audit
Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The
Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman. The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the
Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)   The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues
                  paid by the registrant, the registrant's adviser (not
                  including any sub-adviser whose role is primarily
                  portfolio management and is subcontracted with or
                  overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with
                  the investment adviser that provides ongoing services to
                  the registrant to its accountant during the fiscal year
                  in which the services are provided;
(2)   Such services were not recognized by the registrant, the registrant's adviser (not including any sub-adviser whose role is
                  primarily portfolio management and is subcontracted with
                  or overseen by another investment adviser), and any
                  entity controlling, controlled by, or under common
                  control with the investment adviser that provides ongoing
                  services to the registrant  at the time of the engagement
                  to be non-audit services; and
(3)               Such services are promptly brought to the attention of the
                  Audit Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit
Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal
Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C)
of Rule 2-01 of Regulation S-X:

            4(b)

            Fiscal year ended 2005 - 0%

            Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(c)

            Fiscal year ended 2005 - 0%

            Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(d)

            Fiscal year ended 2005 - 0%

            Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
            Fiscal year ended 2005 - $46,965

            Fiscal year ended 2004 - $357,684

(h) The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.     Audit Committee of Listed Registrants

            Not Applicable

Item 6.     Schedule of Investments

            Not Applicable

Item 7.     Disclosure of Proxy Voting Policies and Procedures for
            Closed-End Management Investment Companies

            Not Applicable

Item 8.     Portfolio Managers of Closed-End Management Investment
            Companies

            Not Applicable

Item 9.     Purchases of Equity Securities by Closed-End Management
            Investment Company and Affiliated Purchasers

            Not Applicable

Item 10.    Submission of Matters to a Vote of Security Holders

            Not Applicable

Item 11.    Controls and Procedures

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  Federated Managed Allocation Portfolios

By          /S/ Richard A. Novak
            Name:  Richard A. Novak
            Title:  Principal Financial Officer
            (insert name and title)
Date        January 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By          /S/ J. Christopher Donahue
            Name:  J. Christopher Donanue
            Title:  Principal Executive Officer

Date        January 24, 2006

By          /S/ Richard A. Novak
            Name:  Ricahrd A. Novak
            Title:  Principal Financial Officer

Date        January 24, 2006